UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02  Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2022, the Board of Directors (the “Board”) of VistaGen Therapeutics, Inc. (the “Company”), appointed Mr. Reid G. Adler, age 67, as the Company’s Chief Legal Officer. A copy of the press release announcing Mr. Adler’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to joining the Company, Mr. Adler was in private law practice from 2011 to 2022, during which time he founded Capital Technology Law Group in 2019 and served as co-managing partner. While in private practice,  Mr. Adler represented the Company with respect to certain technology transaction and intellectual property matters. During the year ended March 31, 2022 and from April 1, 2022 until Mr. Adler’s appointment, the Company paid to Capital Technology Law Group a total of $210,000 and $18,000, respectively, for certain legal services. In addition to his duties with Capital Technology Law Group, Mr. Adler founded Innovation Matters in 2009, a provider of strategic business courses and training resources for innovative management practices, and served as Principal of Innovation Matters from 2009 to 2022. Mr. Adler’s career also includes experience as a partner of two international law firms, Morrison & Foerster and Morgan Lewis, as well as general counsel to the pioneering J. Craig Venter Institute for genomics. In addition, Mr. Adler was the founding director of the NIH Office of Technology Transfer, where he recruited a team of over 40 people involved in the translation of research projects into health care products. Mr. Adler holds a B.S. degree in Chemistry from the University of Maryland and a J.D. from George Washington University.

There are no arrangements or understandings between Mr. Adler and any other person pursuant to which he was appointed as the Company’s Chief Legal Officer, and, except as may be disclosed herein, Mr. Adler is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: May 3, 2022	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by VistaGen Therapeutics, Inc., dated May 2, 2022